UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

PARAMOUNT GOLD NEVADA CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Online Go to www.investorvote.com/PZG or scan the QR code — login details are located in the shaded bar below. Stockholder Meeting Notice Important Notice Regarding the Availability of Proxy Materials for the Paramount Gold Nevada Corp. Stockholder Meeting to be Held on December 10, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting of the stockholders’ are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the Annual Meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2026 Proxy Statement is available at: www.investorvote.com/PZG Easy Online Access — View your proxy materials and vote. Step 1: Go to www.investorvote.com/PZG. Step 2: Click on the icon on the right to view meeting materials. Step 3: Return to the investorvote.com window and follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before November 27, 2026 to facilitate timely delivery. 2NOT 04CBKD

Stockholder Meeting Notice Paramount Gold Nevada Corp.’s Annual Meeting of Stockholders will be held on Thursday, December 10, 2026 at 11:00 a.m. EST, virtually via the internet at https://meetnow.global/MFVHVQV. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR the election of each Director, and FOR item 2: 1. Election of Directors: 01 -Rudi Fronk 02 -Rachel Goldman 03 -John Carden 04 -Eliseo Gonzalez-Urien 05 -Christopher Reynolds 06 -Pierre Pelletier 07 -Samantha Espley 2. The ratification of the appointment of Baker Tilly US, LLP as Paramount Gold Nevada Corp.’s independent registered public accounting firm for the fiscal year ending June 30, 2027 PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. To access and vote at the virtual meeting, you must have the information provided in this notice available during the meeting. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.investorvote.com/PZG. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Paramount Gold Nevada Corp.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, requests for a paper copy of proxy materials must be received by November 27, 2026.